                                                                    Exhibit 10.1
                                     (form for executive officers and directors)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, Missouri 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL  33432

Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder, officer and director of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. (the "Underwriter") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

      1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Registration Statement") to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund.

      3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business in the healthcare industry, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

      4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriter that the Business Combination is fair to the Company's stockholders from a financial perspective.

      5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

      6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

      7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      8. The undersigned agrees that, during the period terminating on the third anniversary of the Effective Date, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, member, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 13(i) below), unless such Acquisition Fund engages the Underwriter to be the managing underwriter of the initial public offering of the Acquisition Fund's securities.

      The undersigned hereby agrees and acknowledges that (i) the Underwriter would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 8, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Underwriter shall be entitled to injunctive relief, in addition to any other remedy they may have, in the event of such breach.

      9. The undersigned agrees to serve as the _______________________ and Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and the Underwriter included in the S-1 Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's Questionnaire furnished to the Company and the Underwriter is true and accurate in all respects. The undersigned represents and warrants that:

            (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

            (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      10. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an officer and/or director of the Company.

      11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriter and its legal representatives or agents (including any investigative search firm retained by the Underwriter) any information they may have about my background and finances (the "Information"). Neither the Underwriter nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      13. As used herein,

                  (i) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                  (ii) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (iii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iv) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;

                  (v) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and

                  (vi) "Questionnaire" means that Questionnaire for Officers and Directors executed by the undersigned together with any supplement or amendment thereto.

                                                  _________________________

                                              (form for individual stockholders)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, Missouri 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL  33432

Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. (the "Underwriter") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

      1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Registration Statement") to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

      3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business in the healthcare industry, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

      4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriter that the Business Combination is fair to the Company's stockholders from a financial perspective.

      5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

      6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

      7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      8. The undersigned agrees that, during the period terminating on the third anniversary of the Effective Date, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, member, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 13(i) below), unless such Acquisition Fund engages the Underwriter to be the managing underwriter of the initial public offering of the Acquisition Fund's securities.

      The undersigned hereby agrees and acknowledges that (i) the Underwriter would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 8, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Underwriter shall be entitled to injunctive relief, in addition to any other remedy they may have, in the event of such breach.

      9. The undersigned represents and warrants that:

            (a) it is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) it has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it is not currently a defendant in any such criminal proceeding; and

            (c) it has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      10. The undersigned has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

      11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriter and its legal representatives or agents (including any investigative search firm retained by the Underwriter) any information they may have about my background and finances (the "Information"). Neither the Underwriter nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      13. As used herein,

                  (i) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                  (ii) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (iii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iv) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;

                  (v) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and

                  (vi) "Questionnaire" means that Questionnaire for Officers and Directors executed by the undersigned together with any supplement or amendment thereto.

                                                  _________________________

                                                  (form for entity stockholders)

                                ____________ 2005

Confluence Acquisition Partners I, Inc.
12444 Powerscourt Drive
Suite 225
St. Louis, Missouri 63131

Dawson James Securities, Inc.
925 South Federal Highway, 6th Floor
Boca Raton, FL 33432

Re: Initial Public Offering

Gentlemen:

      The undersigned stockholder of Confluence Acquisition Partners I, Inc. (the "Company"), in consideration of Dawson James Securities, Inc. (the "Underwriter") entering into a letter of intent (the "Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

      1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by it in accordance with the majority of the votes cast by the holders of the IPO Shares.

      2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the "Effective Date") of the registration statement (the "Registration Statement") relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Registration Statement") to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within its power to cause the Company to liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company it may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

      3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriter that the Business Combination is fair to the Company's stockholders from a financial perspective.

      4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Confluence Acquisition, LLC, a limited liability company ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

      5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

      6. The undersigned will escrow its Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

      7. The undersigned agrees that, during the period terminating on the third anniversary of the Effective Date, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, member, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 12(i) below), unless such Acquisition Fund engages the Underwriter to be the managing underwriter of the initial public offering of the Acquisition Fund's securities.

      The undersigned hereby agrees and acknowledges that (i) the Underwriter would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 8, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) the Underwriter shall be entitled to injunctive relief, in addition to any other remedy they may have, in the event of such breach.

      8. The undersigned represents and warrants that:

            (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

            (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

      10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriter and its legal representatives or agents (including any investigative search firm retained by the Underwriter) any information they may have about my background and finances (the "Information"). Neither the Underwriter nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

      11. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

      12. As used herein,

                  (i) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                  (ii) "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

                  (iii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

                  (iv) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;

                  (v) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and

                  (vi) "Questionnaire" means that Questionnaire for Officers and Directors executed by the undersigned together with any supplement or amendment thereto.

                                                  _________________________

                                       10